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               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                                                                  20,000 Shares


FOR VALUE RECEIVED, American Bio Medica Corporation (the "Company"), hereby certifies that Hudson River Bank & Trust Company or a permitted assign thereof, is entitled to purchase from the Company, at any time or from time to time commencing November 15, 2001, and prior to 5:00 P.M., New York City time, on November 15, 2005, twenty thousand (20,000) fully paid and nonassessable shares of the common stock of the Company for a purchase price of $1.00 per share. Upon issuance, 20,000 shares shall be fully vested. Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefore, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price", (v) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants are referred to as the "Holders". The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and hence the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.       Exercise of Warrant.

  A. This Warrant may be exercised, in whole at any time or in part from time to time, commencing November 15, 2001, and prior to 5:00 P.M., New York City time, on November 15, 2005, by the Holder by the surrender of this Warrant with the subscription form at the end hereof duly executed at the address set forth in Subsection 9(A) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company.

  B. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant related to the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.

  C. Upon such surrender of this Warrant, the Company shall (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, (b) pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine) and (c) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

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2.       Reservation of Warrant Shares.

         The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all pre-emptive rights.

3.       Protection Against Dilution.

  A. In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (v) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately prior thereto. An adjustment made pursuant to this Subsection 3(A) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(A), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

  B. In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation including any exchange effected in connection with a merger or a third corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or be, in relation to any shares of stock or other securities or property thereafter

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         deliverable on the conversion of this Warrant. The above provisions of this Subsection 3(B) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

  C. Notwithstanding any other provisions contained in this Section3, no adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than Subsection 3(C) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this
         Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

  D. If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.       Fully Paid Stock; Taxes.

         The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefore.

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5.       Registration Under Securities Act of 1933.

         This Warrant and/or the Warrant Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The Company shall not be required to file a registration statement with the Securities and Exchange Commission to register the Warrants or the Warrant Shares.

6.       Limited Transferability.

         This Warrant may not be sold, transferred, assigned or hypothecated by the Holder until the first anniversary hereof except (a) to any successor firm or corporation of Hudson River Bank & Trust Company, (b) to any of the officers, managing directors, any associates of Hudson River Bank & Trust Company, to a finder that has been recognized by both parties or of any such successor firm or (c) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. Notwithstanding anything to the contrary contained in this
         Section 6, this Warrant and/or the Warrant Shares may not be sold, transferred, assigned or hypothecated by the Holder except in accordance with the Securities Act of 1933, as amended and applicable state securities laws pursuant to registration or exemption therefrom. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Holders of Warrants. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

7.       Loss, etc., of Warrant.

         Upon receipt of evidence satisfactory to the Company of loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8.       Warrant Holder Not Shareholders.

         Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as s shareholder of the Company, as such, in respect of any matter whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

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9.       Communication.

         No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing or mailed by first-class mail, postage prepaid, addressed to:

         A.       the Company at 122 Smith Road, Kinderhook, NY 12106;

         B.       the Holder at One Hudson City Centre, PO Box 76, Attn:
                  Commercial Loan Department, Hudson, NY 12534, or such other address as the Holder has designated in writing to the Company.

10.      Headings.

         The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.      Modification.

         Neither this Warrant nor any provisions hereof shall be modified, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement is sought.

12.      Successors and Assigns.

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

13.      Applicable Law.

         This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.


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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its
Chief Financial Officer and its corporate seal to be hereunto affixed by its Secretary this 6th day of December 6, 2001


                                           American Bio Medica Corporation

                                           By: /s/ Keith E. Palmer
                                             ------------------------
                                                    Keith E. Palmer
                                                    Chief Financial Officer
ATTEST:



/s/ Stan Cipkowski
---------------------------
Executive Vice President



{Corporate Seal}









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                                  SUBSCRIPTION


The undersigned, ______________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _______ shares of the Common Stock of American Bio Medica Corporation Common Stock covered by said Warrant, and makes payment therefore in full at the price per share provided by said Warrant.


Dated:_____________________            Signature:    ___________________________

                                       Address:      ___________________________

                                                     ---------------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ___________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of American Bio Medica Corporation.


Dated:______________________           Signature:    ___________________________

                                       Address:      ___________________________

                                                     ---------------------------


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________________ hereby assigns and transfers unto __________________ the right to purchase _______________ shares of the Common Stock of American Bio Medica Corporation, by the foregoing Warrant, and proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _______________________, attorney. To transfer that part of said Warrant on the books of American Bio Medica Corporation.


Dated:______________________           Signature:    ___________________________

                                       Address:      ___________________________

                                                     ---------------------------


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